UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) May 5, 2008
                                                        -----------

                            CITY CAPITAL CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                  33-5902               22-2774460
  ---------------------------       -----------         ------------------
 (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)


              2000 Mallory Lane, Suite 130-301, Franklin, TN 37067
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (877) 367 1463
                                 ---------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On May 5, 2008 the registrant issued 2,500,000 shares of its common stock to Ephren Taylor as compensation for his services as registrant's chief executive officer. The 2,500,000 shares issued equal to 47% of the currently outstanding shares.

With respect to the unregistered sales made, the registrant relied on Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The persons to whom the securities were offered were provided all of the current public information available on the Company.



              ---------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CITY CAPITAL CORPORATION


May 7, 2008                         By:  /s/ EPHREN TAYLOR
                                         -------------------------------------
                                         Ephren Taylor, Chief Executive Officer